Exhibit 10.1

FIRST AMENDMENT TO THE
FIRST AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
OF
CENTERPOINT ENERGY FIELD SERVICES LP
(a Delaware Limited Partnership)
THIS FIRST AMENDMENT TO THE FIRST AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF CENTERPOINT ENERGY FIELD SERVICES LP (this “Amendment”) is made and entered into as of July 30, 2013, by Enable GP, LLC, its general partner (the “GP”).
W I T N E S S E T H:
WHEREAS, CenterPoint Energy Field Services LP, a Delaware limited partnership (the “Partnership”), has been formed pursuant to that certain Certificate of Limited Partnership, filed with the Secretary of State of the State of Delaware on May 1, 2013, and that certain First Amended and Restated Agreement of Limited Partnership, dated as of May 1, 2013 (the “Agreement”); and
WHEREAS, Section 13.1 of the Agreement provides that the GP may amend any provision of the Agreement to reflect a change in the name of the Partnership and other similar matters; and
WHEREAS, the GP desires to amend the Agreement to reflect a change in the name of the Company and the name of the GP;
NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein and in the Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the GP agrees as follows:
1.    The Agreement is hereby amended to replace each occurrence of “CenterPoint Energy Field Services LP” with “Enable Midstream Partners, LP.”
2.    The Agreement is hereby amended to replace each occurrence of “CNP OGE GP LLC” with “Enable GP, LLC.”
3.    All other terms and conditions of the Agreement remain unchanged and in full force and effect.
[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has duly executed this Amendment as of the date first above written.

ENABLE GP, LLC

By:	/s/ M. Sean Blakley
Name: M. Sean Blakley
Title: Acting Chief Accounting Officer